Exhibit 10.2

COMCAST CORPORATION

ONE COMCAST CENTER

PHILADELPHIA, PENNSYLVANIA 19103

April 24, 2015

Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut  06901
Attention: Rick Dykhouse (General Counsel)

Re:	Termination of Comcast-Charter Transactions

Ladies and Gentlemen:

Reference is made to the Transactions Agreement (the “Transactions Agreement”), dated as of April 25, 2014, between Comcast Corporation, a Pennsylvania corporation, and Charter Communications, Inc., a Delaware corporation.  Capitalized terms used and not defined herein have the meanings assigned to such terms in the Transactions Agreement.

Please be advised that the Comcast-TWC Transaction has been terminated, effective as of April 24, 2015.  Pursuant to the “Termination” section of the Transactions Agreement, the Transactions Agreement became terminable upon termination of the Comcast-TWC Transaction.  Accordingly, this letter is to notify you that the Transactions Agreement is hereby terminated.

Sincerely,

COMCAST CORPORATION

By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Executive Vice President